UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2008

PANGLOBAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-131531
(Commission File Number)

20-8531711
(IRS Employer Identification No.)

2853 E. Pico Blvd, Los Angeles CA 90023
(Address of principal executive offices and Zip Code)

(323) 266-6500
(Registrant's telephone number, including area code)

5608 Soto Street, Suite 102, Huntington Park, CA 90255
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On June 17, 2008, we lowered the price of 1,535,000 stock options that we had originally issued on April 18, 2008. The 1,535,000 stock options are now exercisable at a price of $0.75 per share until June 16, 2013. Further, on June 17, 2008, we granted an additional an additional 185,000 stock options at an exercise price of $0.75 per share exercisable until June 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANGLOBAL BRANDS INC.

/s/ Charles Lesser
Charles Lesser
Chief Financial Officer

June 19, 2008